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                                                                    EXHIBIT 10.2




                 ASSIGNMENT, ASSUMPTION AND GUARANTY AGREEMENT

                            (Network Holdings, Inc.)

         This Assignment, Assumption and Guaranty Agreement is made as of January 1, 1998, among Westar Capital, Inc., a Kansas corporation ("Westar Capital"), and Protection One Alarm Monitoring, Inc., a Delaware corporation ("Protection One"), pursuant to Amendment No. 1, dated as of October 2, 1997, to the Contribution Agreement, dated as of July 30, 1997, between Western Resources and Protection One (as so amended, the "Contribution Agreement").

     1. Westar Capital hereby assigns, transfers and conveys to Protection One, without recourse to Westar Capital, or any of its "Subsidiaries" or "Affiliates" (each as defined in the Contribution Agreement), all right, title and interest of Westar Capital in and to (i) 97,987 shares (the "Common Shares") of the Class A Common Stock, par value $.01 per share, of Network Holdings, Inc., a Delaware corporation ("Network"), (ii) the Stock Sale and Purchase Agreement by and among Westar Capital, Onyx Holdings, Inc., Elm, Inc., Network Holdings, Inc. and the individuals listed on the signature pages thereto, dated September 8, 1997 ("Stock Sale and Purchase Agreement"), and
(iii) each other agreement, instrument, certificate or document executed by, or made in favor of, Westar Capital or any of its Subsidiaries pursuant to, or in connection with, the Stock Sale and Purchase Agreement (including the agreements described in clauses (ii) and (iii), collectively the "Ancillary Agreements").

     2. Protection One hereby assumes, agrees, and guarantees the timely performance of all obligations of Westar Capital and its Affiliates and Subsidiaries arising under the Stock Sale and Purchase Agreement and the Ancillary Agreements.

         3. Concurrently with the parties' execution and delivery hereof, Protection One is paying to Westar Capital, and Westar Capital acknowledges that Westar Capital is receiving from Protection One, the sum of $178,360,229 (one hundred seventy-eight million three hundred sixty thousand two hundred twenty-nine dollars) in cash.

         IN WITNESS WHEREOF, the parties have executed this Assignment, Assumption and Guaranty Agreement as of the date first above written.


                                           PROTECTION ONE ALARM MONITORING, INC.
WESTAR CAPITAL, INC.



By:                                        By:
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Title:                                     Title:
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